Exhibit 1 to
                                                                Schedule 13D

                 JOINT FILING AGREEMENT AND POWER OF ATTORNEY

          We, all the signatories of the statement on Schedule 13D relating to the shares of Common Stock of the Issuer to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. Each of us hereby constitutes and appoints each of Peter G. Peterson, Stephen A. Schwarzman, Gary M. Sumers and Thomas J. Saylak as our true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to prepare, execute and file any such amendments, and any other documents which any such attorney-in-fact may consider advisable in connection with the transactions described in this statement on Schedule 13D, on our behalf, and hereby ratifies any such action by such agent and attorney-in-fact.

Dated as of: May 13, 1999
                    BLACKSTONE REAL ESTATE PARTNERS I L.P.

                    BLACKSTONE REAL ESTATE PARTNERS TWO L.P.

                    BLACKSTONE REAL ESTATE PARTNERS THREE L.P.

                    BLACKSTONE REAL ESTATE PARTNERS IV L.P.

                    BLACKSTONE RE CAPITAL PARTNERS L.P.

                    BLACKSTONE RE CAPITAL PARTNERS II L.P.

                    BLACKSTONE RE OFFSHORE CAPITAL PARTNERS L.P.

                    By:   Blackstone Real Estate Associates L.P.,
                            General Partner

                          By:  BREA L.L.C., General Partner


                               By:    /s/ Stephen A. Schwarzman
                                    ----------------------------
                                    Name:  Stephen A. Schwarzman
                                    Title: Member

                    BLACKSTONE REAL ESTATE PARTNERS II L.P.

                    BLACKSTONE REAL ESTATE PARTNERS II.TE.1 L.P.

                    BLACKSTONE REAL ESTATE PARTNERS II.TE.2 L.P.

                    BLACKSTONE REAL ESTATE PARTNERS II.TE.3 L.P.

                    BLACKSTONE REAL ESTATE PARTNERS II.TE.4 L.P.

                    BLACKSTONE REAL ESTATE PARTNERS II.TE.5 L.P.

                    By:   Blackstone Real Estate Associates II L.P.,
                            General Partner

                          By:  Blackstone Real Estate Management
                               Associates II L.P., General Partner

                               By:  BREA II L.L.C., General Partner


                                    By:    /s/ Stephen A. Schwarzman
                                         ----------------------------
                                         Name: Stephen A. Schwarzman
                                         Title:  Member

                    BLACKSTONE REAL ESTATE HOLDINGS II L.P.

                    By:   Blackstone Real Estate Management Associates
                            II L.P., General Partner

                          By:  BREA II L.L.C., General Partner

                               By:    /s/ Stephen A. Schwarzman
                                    ------------------------------
                                    Name:   Stephen A. Schwarzman
                                    Title:  Member

                    BLACKSTONE REAL ESTATE HOLDINGS L.P.

                    By:   BREA L.L.C., General Partner


                          By:    /s/ Stephen A. Schwarzman
                               -----------------------------
                               Name:  Stephen A. Schwarzman
                               Title:  Member


                    BLACKSTONE REAL ESTATE ASSOCIATES L.P.

                    By:  BREA L.L.C., General Partner

                          By:    /s/ Stephen A. Schwarzman
                               ----------------------------
                               Name:  Stephen A. Schwarzman
                               Title:  Member

                    BLACKSTONE REAL ESTATE ASSOCIATES II L.P.

                    By:   Blackstone Real Estate Management Associates
                            II L.P., General Partner

                          By:  BREA II L.L.C., General Partner

                               By:    /s/ Stephen A. Schwarzman
                                    -----------------------------
                                    Name:  Stephen A. Schwarzman
                                    Title:  Member

                    BLACKSTONE REAL ESTATE MANAGEMENT
                          ASSOCIATES II L.P.

                    By:   BREA II L.L.C., General Partner


                          By:    /s/ Stephen A. Schwarzman
                               -----------------------------
                               Name:  Stephen A. Schwarzman
                               Title: Member

                    BREA L.L.C.


                    By:     /s/ Stephen A. Schwarzman
                          ----------------------------
                          Name:  Stephen A. Schwarzman
                          Title:  Member

                    BREA II L.L.C.

                    By:      /s/ Stephen A. Schwarzman
                         ------------------------------
                          Name:  Stephen A. Schwarzman
                          Title: Member


                       /s/ Stephen A. Schwarzman
                    ----------------------------
                    Stephen A. Schwarzman

                       /s/ Peter G. Peterson
                   ----------------------------
                    Peter G. Peterson

                       /s/ John G. Schreiber
                   ----------------------------
                    John G. Schreiber

                      /s/ John Ceriale
                   ----------------------------
                    John Ceriale



                    CR/RE L.L.C.

                    By:     /s/ John Ceriale
                         -----------------------
                          Name:  John Ceriale
                          Title:  Member

                    BRE LOGAN HOTEL INC.


                    By:     /s/ William J. Stein
                          ------------------------
                          Name:  William J. Stein
                          Title:  Vice President

                    RTZ MANAGEMENT CORP.


                    By:     /s/ William J. Stein
                          ------------------------
                          Name:  William J. Stein
                          Title:  Vice President

                    BRE/CERIALE L.L.C.


                    By:     /s/ William J. Stein
                          ------------------------
                          Name:  William J. Stein
                          Title:  Vice President

                    BRE/CAMBRIDGE L.L.C.


                    By:     /s/ William J. Stein
                          ------------------------
                          Name:  William J. Stein
                          Title:  Vice President














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